EXHIBIT 99

For Release:  January 19, 2000  8:00 a.m.

Contact:    Thomas J. Pruitt
            Executive VP & CFO
            (802) 860-5558
                             tpruitt@bngmail.com
                             -------------------

                           BANKNORTH GROUP REPORTS
                        RECORD 1999 OPERATING RESULTS

      BURLINGTON, VT, January 19, 2000 -- Banknorth Group, Inc. [NASDAQ-BKNG] today reported that net income for the year ended December 31, 1999, was $54.5 million, or $2.30 per common share on a diluted basis, compared to $28.9 million, or $1.22 per common share on a diluted basis, for the year ended 1998.

      Net income in 1999 included a $1.5 million, after-tax, gain on curtailment of a pension plan; a $1.4 million, tax-exempt, claim from bank-owned life insurance (BOLI); $243 thousand, after tax, of net gains from securities transactions; a $608 thousand, after-tax, payment of management fees to our defined benefit pension plan, and $788 thousand, after-tax, of merger and acquisition expenses. Net income in 1998 included $16.3 million of after-tax merger and acquisition expenses.

                                                             Change
Diluted Earnings per Share              1999     1998    Amount   Percent
-------------------------------------------------------------------------

Net income                             $2.30    $1.22    $1.08      88.5%
Pension plan curtailment                (.06)      --     (.06)   -100.0
BOLI claim                              (.06)      --     (.06)   -100.0
Net securities transactions             (.01)    (.02)     .01      50.0
Payment of management fees
to defined benefit pension plan          .02       --      .02     100.0
M & A expenses                           .03      .69     (.66)    -95.7
                                       ----------------------------------
Earnings per share from operations     $2.22    $1.89    $ .33      17.5%
                                       ==================================

      The fourth quarter of 1999, had net income of $13.3 million compared to a net loss of $4.4 million in the fourth quarter of 1998. The fourth quarter of 1999 included a $608 thousand, after-tax, payment of management fees to our defined benefit pension plan. The fourth quarter of 1998 included the aforementioned $16.3 million of after-tax merger and acquisition expenses and $342 thousand, after tax, of net gains from securities transactions.

                                       4 Q      4 Q          Change
Diluted Earnings per Share             1999     1998     Amount   Percent
-------------------------------------------------------------------------

Net income                             $.56    $(.19)    $ .75     394.7%
Net securities transactions              --     (.01)      .01     100.0
Payment of management fees
to defined benefit pension plan         .02       --       .02     100.0
M & A expenses                           --      .69      (.69)   -100.0
                                       ---------------------------------
Earnings per share from operations     $.58    $ .49     $ .09      18.4%
                                       =================================

      Prior periods are restated for the Evergreen Bancorp merger that closed on December 31, 1998. Making the announcement was William H. Chadwick, president and chief executive officer.

      "The strong operating performance in 1999, led by our community banks and Stratevest, was our best year ever. This gives us considerable comfort as we soon join forces with Peoples Heritage Financial Group, Inc.," said Chadwick. "It is very clear that our customers and employees appreciate our efforts and are remaining loyal. The signs are all positive that the new company will fulfill our expectations," he said.

Highlights for the year 1999
----------------------------

      Net interest income was $178.0 million for the year ended December 31, 1999, compared to $164.0 million for the year 1998 an increase of $13.9 million or 8.5%. The net interest margin was 4.41% and 4.34% for the years ended 1999 and 1998, respectively, reflecting the higher interest rate environment throughout most of 1999. The provision for loan losses in 1999 was $9.5 million, $130 thousand, or 1.4% higher than 1998, as a result of increased loan balances and the changing mix of the loan portfolio. As of December 31, 1999, non-performing assets dropped to .32% of total assets compared to .55% of total assets at the end of 1998. Loans charged off, net of recoveries equaled .24% and .21% of average loans in 1999 and 1998, respectively.

      Non-interest income for the year ended December 31, 1999, was $55.1 million, compared to $41.5 million for 1998, an increase of $13.6 million or 32.9%. Showing continued improvement in core areas of business were investment management income up $6.6 million or 51.5%, service charges on deposit accounts up $1.4 million or 12.2%, and ATM and card services income up $1.3 million or 28.5%. Additionally, a gain of $2.6 million was recognized in the first quarter of 1999 when the Evergreen Bancorp pension plan was merged into the Banknorth plan. Offsetting the increases, mortgage banking income was down $1.4 million or 25.7%, reflecting the higher rate environment, and resultant drop in the level of refinancing in the last half of 1999.

      Total non-interest expenses, $145.5 million for 1999, were down $7.2 million, or 4.7%, from the level experienced in 1998. Without the merger and acquisition expenses in either year, or the payment of management fees to our defined benefit pension plan, total non-interest expenses in 1999 were $143.3 million versus $130.8 million in 1998, an increase of $12.5 million or 9.6%. This increase was primarily due to the increased operating costs related to the Berkshires operations, acquired from BankBoston, N.A. in November 1998.

      In the fourth quarter of 1999, the Company recorded a $937 thousand expense for the payment of management fees, plus interest, to our defined benefit pension plan. These management fees had been paid by the plan in prior years. Management, as well as legal counsel, believes that these fees were legal, proper and reasonable for necessary fund management services provided. The Department of Labor, during its review, contested these fees. Rather than incur additional legal fees to argue the point, a payment of the fees has been made. The plan is over funded and the effect of the payment will be to reduce future pension expenses.

Highlights for the fourth quarter of 1999
-----------------------------------------

      Net interest income for the fourth quarter of 1999 was $45.5 million, up $2.9 million, or 6.9% from the fourth quarter of 1998. The net interest margin in the fourth quarter of 1999 was 4.40%, up from the 4.31% in the fourth quarter of 1998, reflecting the higher interest rate environment during the fourth quarter of 1999. The provision for loan losses in the fourth quarter of 1999 was $2.6 million, $265 thousand or 11.3% higher than the fourth quarter of 1998, reflecting the $208 million growth in average loan balances, as well as a changing mix of loan types.

      Non-interest income in the three months ended December 31, 1999 was $12.8 million compared to $11.6 million, up $1.1 million, or 9.7%, from the fourth quarter of 1998.

      For the three months ended December 31, 1999, non-interest expenses were $37.4 million compared to $56.5 million in the fourth quarter of 1998. The fourth quarter of 1999 included the aforementioned payment of management fees to our defined benefit plan. The fourth quarter of 1998 included the aforementioned M & A expenses. Without those "one-time" events, total non-interest expenses in the fourth quarter were $36.5 million and $34.6 million for 1999 and 1998, respectively, an increase of $1.9 million, or 5.5%. The effect of the acquisition of the BankBoston, N.A. Berkshires operation on the fourth quarter comparison is similar to that previously explained for the year as a whole.

Balance Sheet Growth
--------------------

      Total assets at December 31, 1999, were $4.6 billion, up $185.9 million, or 4.2%, from the $4.4 billion at December 31, 1998. Total loans at December 31, 1999, at $3.0 billion, were up $172.9 million or 6.1%, from December 31, 1998. Total deposits at year end 1999, were $3.6 billion, down $43.8 million or 1.2%, from year end 1998. Typically, total deposits reach their peak at year end. However, with the Y2K scare highlighted in the media, some customers may have decided to have extra cash available through the transition to 2000. Average total assets for 1999 were $4.4 billion, an increase of $359.6 million or 8.9% over the average for 1998. Average total deposits for 1999 were $3.6 billion, up $382.5 million, or 11.9%. The Company acquired $290.1 million of deposits in Berkshire County, Massachusetts from BankBoston, N.A. That transaction, accounted for as a purchase, was closed in the fourth quarter of 1998.

      On June 2, 1999, it was announced that Banknorth had reached a definitive agreement to be acquired by Peoples Heritage Financial Group, Inc. [NASDAQ-PHBK] in a transaction valued at $780.7 million, based on the stock price at that date. Under the terms of the definitive agreement, shareholders of Banknorth will receive 1.825 shares of Peoples Heritage common stock for each whole share of Banknorth common stock plus cash in lieu of any fractional interest. The exchange will be tax free and the transaction will be accounted for as a pooling of interests. The agreement is subject to the approval of the shareholders of both companies and requisite regulatory approvals. It is expected that the transaction will be closed in 2000.

      Banknorth Group, Inc. serves the financial needs of customers 24 hours a day, seven days a week through its automated telephone banking system and network of over 150 ATMs. During business hours the eight community banks with 100 offices located in New York, Massachusetts, New Hampshire and Vermont, as well as Banknorth Mortgage Company and The Stratevest Group, combine to help the customer answer the question - "Where do you see yourself?" Banknorth can be reached on the Internet at http://www.banknorth.com

                                     ###

      Except for historical information contained herein, the matters discussed in this news release, and other information contained in the Company's SEC filings, may express "forward-looking statements". Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various factors --- including, but not limited to changes in laws, regulations or Generally Accepted Accounting Principles; the Company's competitive position within the markets served of increasing consolidation within the banking industry; certain customers and vendors of critical systems or services having failed to comply with Year 2000 programming issues; unforeseen changes in interest rates; any unforeseen downturns in the local, regional or national economies --- could cause the Company's actual results or circumstances for future periods to differ materially from those anticipated or projected.

      Banknorth does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statements.

                                   -MORE-
                      (SEE ATTACHED FINANCIAL RESULTS)


                            Banknorth Group, Inc.
                        Comparative Financial Results
               (In thousands, except share and per share data)
                                 Page 1 of 6

Income Statements                               For the three months ended December 31,
---------------------------------------------------------------------------------------
                                                1999         1998       Change        %
                                                ----         ----       ------        -

Interest income                              $82,690      $78,656      $ 4,034       5.1%
Interest expense                              37,209       36,106        1,103       3.1%
      Net interest income                     45,481       42,550        2,931       6.9%
Provision for loan losses                      2,600        2,335          265      11.3%
                                             -------------------------------------------
      Net interest income after provision
       for loan losses                        42,881       40,215        2,666       6.6%

Non-interest income:
Investment management fees                     4,821        3,791        1,030      27.2%
Service charges on deposit accounts            3,251        2,969          282       9.5%
Mortgage banking                                 743        1,391         (648)    -46.6%
Card services                                    920          686          234      34.1%
ATMs                                             669          635           34       5.4%
Bank-owned life insurance                        819          569          250      43.9%
Net securities transactions                        0          526         (526)   -100.0%
Net gain on curtailment of pension plan            0            0            0         --
Bank-owned life insurance claim                    0            0            0         --
Other non-interest income                      1,549        1,079          470      43.6%
                                             -------------------------------------------
      Non-interest income                     12,772       11,646        1,126       9.7%

Non-interest expenses:
Compensation and benefits                     16,908       17,554         (646)     -3.7%
Occupancy, equipment and software              5,682        4,852          830      17.1%
Data processing fees                           1,333        1,472         (139)     -9.4%
Legal and professional fees                    1,760        1,502          258      17.2%
Advertising and marketing                      1,130          922          208      22.6%
Printing and supplies                            765          847          (82)     -9.7%
Communications                                   916          773          143      18.5%
Goodwill amortization                          2,233        1,779          454      25.5%
Capital securities expense                       789          789            0       0.0%
Merger and acquisition related expenses            0       21,968      (21,968)   -100.0%
Other expenses                                 5,884        4,086        1,798      44.0%
      Non-interest expenses                   37,400       56,544      (19,144)    -33.9%
Income before income taxes                    18,253       (4,683)      22,936     489.8%
Income taxes                                   4,999         (321)       5,320    1657.3%
                                             -------------------------------------------
NET INCOME                                   $13,254      $(4,362)     $17,616     403.9%
                                             -------------------------------------------

Net income, as reported                      $13,254      $(4,362)     $17,616     403.9%
Less "non-operating" income items,
 included above:
  Net securities transactions                      0          526         (526)   -100.0%
  Net gain on curtailment of pension plan          0            0            0       0.0%
  Bank-owned life insurance claim                  0            0            0       0.0%
                                             -------------------------------------------
      Total "non-operating" income items           0          526         (526)   -100.0%
Income taxes on "non-operating" income
 items                                             0          184         (184)   -100.0%
                                             -------------------------------------------
      "Non-operating" income items, net
       of taxes                                    0          342         (342)   -100.0%
                                             -------------------------------------------

Add "non-operating" expense items,
 included above:
  Merger and acquisition related expenses          0       21,968      (21,968)   -100.0%
  Payment of mgmt fees to our defined
   benefit pension plan                          937            0          937     100.0%
  Income taxes on non-operating expense
   items                                         328        5,710       (5,382)    -94.3%
                                             -------------------------------------------
      "Non-operating" expense items,
       net of taxes                              609       16,258      (15,649)    -96.3%
                                             -------------------------------------------

Income from operations                       $13,863      $11,554      $ 2,309      20.0%

Cash income from operations (1)              $15,202      $12,622      $ 2,579      20.4%

<F1>  Income from operations, excluding goodwill amortization expense, net of income tax effect.

                            Banknorth Group, Inc.
                        Comparative Financial Results
               (In thousands, except share and per share data)
                                 Page 2 of 6

Income Statements                                   For the years ended December 31,
----------------------------------------------------------------------------------------
                                              1999          1998        Change         %
                                              ----          ----        ------         -

Interest income                             $319,584      $308,701      $10,883      3.5%
Interest expense                             141,602       144,658       (3,056)    -2.1%
                                            --------------------------------------------
      Net interest income                    177,982       164,043       13,939      8.5%
Provision for loan losses                      9,475         9,345          130      1.4%
                                            --------------------------------------------
      Net interest income after provision
       for loan losses                       168,507       154,698       13,809      8.9%

Non-interest income:
Investment management fees                    19,455        12,838        6,617     51.5%
Service charges on deposit accounts           13,077        11,657        1,420     12.2%
Mortgage banking                               4,081         5,492       (1,411)   -25.7%
Card services                                  3,047         2,227          820     36.8%
ATMs                                           2,718         2,258          460     20.4%
Bank-owned life insurance                      2,654         2,229          425     19.1%
Net securities transactions                      374           519         (145)    27.9%
Net gain on curtailment of pension plan        2,577             0        2,577    100.0%
Bank-owned life insurance claim                1,389             0        1,389    100.0%
Other non-interest income                      5,733         4,253        1,480     34.8%
                                            --------------------------------------------
      Non-interest income                     55,105        41,473       13,632     32.9%

Non-interest expenses:
Compensation and benefits                     67,879        65,545        2,334      3.6%
Occupancy, equipment and software             22,357        19,218        3,139     16.3%
Data processing fees                           6,758         6,889         (131)    -1.9%
Legal and professional fees                    5,117         5,145          (28)    -0.5%
Advertising and marketing                      4,716         3,870          846     21.9%
Printing and supplies                          3,047         3,071          (24)    -0.8%
Communications                                 3,775         2,963          812     27.4%
Goodwill amortization                          8,864         5,743        3,121     54.3%
Capital securities expense                     3,156         3,156            0      0.0%
Merger and acquisition related expenses        1,233        21,968      (20,735)   -94.4%
Other expenses                                18,615        15,168        3,447     22.7%
                                            --------------------------------------------
      Non-interest expenses                  145,517       152,736       (7,219)    -4.7%
                                            --------------------------------------------
Income before income taxes                    78,095        43,435       34,660     79.8%
Income taxes                                  23,559        14,515        9,044     62.3%
                                            --------------------------------------------
NET INCOME                                  $ 54,536      $ 28,920      $25,616     88.6%
                                            --------------------------------------------

Net income, as reported                     $ 54,536      $ 28,920      $25,616     88.6%
Less "non-operating" income items,
 included above:
  Net securities transactions                    374           519         (145)   -27.9%
  Net gain on curtailment of pension plan      2,577             0        2,577    100.0%
  Bank-owned life insurance claim              1,389             0        1,389    100.0%
                                            --------------------------------------------
      Total "non-operating" income items       4,340           519        3,821    736.2%
Income taxes on "non-operating" income
 items                                         1,196           186        1,010    543.0%
                                            --------------------------------------------
      "Non-operating" income items,
       net of taxes                            3,144           333        2,811    844.1%
                                            --------------------------------------------

Add "non-operating" expense items,
 included above:
  Merger and acquisition related expenses      1,233        21,968      (20,735)   -94.4%
  Payment of mgmt fees to our defined
   benefit pension plan                          937             0          937    100.0%
  Income taxes on non-operating expense
   items                                         773         5,710       (4,937)   -86.5%
                                            --------------------------------------------
      "Non-operating" expense items,
       net of taxes                            1,397        16,258      (14,861)   -91.4%
                                            --------------------------------------------

Income from operations                      $ 52,789      $ 44,845      $ 7,944     17.7%

Cash income from operations (1)             $ 58,107      $ 48,291      $ 9,816     20.3%

<F1>  Income from operations, excluding goodwill amortization expense, net of income tax effect.

Per Share Information                                  For the three months ended December 31,
---------------------------------------------------------------------------------------------------
                                                     1999            1998         Change         %
                                                     ----            ----         ------         -

Basic wtd. avg number of shares outstanding       23,560,684      23,203,556      357,128      1.5%
Basic earnings per share (Basic EPS)
  Net income                                           $0.56          $(0.19)       $0.75    394.7%
  Income from operations                                0.59            0.50         0.09     18.0%
  Cash income from operations                           0.65            0.54         0.11     20.4%

Diluted wtd. avg number of shares outstanding     23,845,836      23,552,615      293,221      1.2%
Diluted earnings per share (Diluted EPS)
  Net income                                           $0.56          $(0.19)       $0.75    394.7%
  Income from operations                                0.58            0.49         0.09     18.4%
  Cash income from operations                           0.64            0.54         0.10     18.5%

Shares outstanding, net treasury shares, p.e.     23,447,731      23,179,092      268,639      1.2%
Book value, p.e.                                      $14.56          $13.86        $0.70      5.0%
Tangible book value, p.e.                              11.52           10.40         1.12     10.8%

Closing price at period end (2)                       $26.75          $37.63      $(10.88)   -28.9%

Price / Diluted net income EPS (last 4 qtrs)            11.6            30.8        (19.2)   -62.3%
Price / Diluted income from operations  EPS
 (last 4 qtrs)                                          12.0            19.9         (7.9)   -39.7%
Price / Diluted cash income from operations
 EPS (last 4 qtrs)                                      10.9            18.4         (7.5)   -40.8%

<F2>  Closing price per share represents the historical price per share of
      Banknorth Group. Inc.

Ratios and Other Information                               For the three months ended December 31,
---------------------------------------------------------------------------------------------------
                                                        1999            1998        Change      %
                                                        ----            ----        ------      -

Return on average total assets:
  Net income                                            1.16%          -0.41%        1.57%   382.9%
  Income from operations                                1.22%           1.08%        0.14%    13.0%

Return on average shareholders' equity:
  Net income                                           15.52%          -5.12%       20.64%   403.1%
  Income from operations                               16.23%          13.57%        2.66%    19.6%

Stratevest total assets under management          $4,243,066      $4,136,343     $106,723      2.6%
Managed assets with discretionary powers           2,931,685       2,747,025      184,660      6.7%

Net interest income, f.t.e. basis                 $   46,325      $   42,950     $  3,375      7.9%
Net interest margin                                     4.40%           4.31%        0.09%     2.1%

Price / Tangible book value, p.e.                      232.2%          361.8%      -129.7%   -35.8%

Total non-interest income from operations/total
 gross revenue (fte)                                   21.61%          20.57%        1.05%     5.1%

Efficiency ratio                                       58.82%          59.71%       -0.89%    -1.5%
Effective tax rate                                     27.39%           6.85%       20.53%   299.5%

Loans charged off, net of recoveries              $    1,588      $    1,743     $   (155)    -8.9%
NPAs as a % of total assets, p.e.                       0.32%           0.55%       -0.23%   -41.8%
Allow. for loan losses as % of NPLs, p.e.             339.74%         212.14%      127.60%    60.1%
Allow. for loan losses as % total loans, p.e.           1.57%           1.57%        0.00%     0.0%

Shareholders' equity to total assets, p.e.              7.44%           7.30%        0.14%     1.9%
Tangible shareholders' equity to tangible
 assets, p.e.                                           5.98%           5.58%        0.40%     7.2%

Per Share Information                                        For the years ended December 31,
---------------------------------------------------------------------------------------------------
                                                     1999            1998         Change         %
                                                     ----            ----         ------         -

Basic wtd. avg number of shares outstanding       23,435,122      23,277,560      157,562      0.7%
Basic earnings per share (Basic EPS)
  Net income                                           $2.33           $1.24        $1.09     87.9%
  Income from operations                                2.25            1.93         0.32     16.6%
  Cash income from operations                           2.48            2.07         0.41     19.8%

Diluted wtd. avg number of shares outstanding     23,734,591      23,669,540       65,051      0.3%
Diluted earnings per share (Diluted EPS)
  Net income                                           $2.30           $1.22        $1.08     88.5%
  Income from operations                                2.22            1.89         0.33     17.5%
  Cash income from operations                           2.45            2.04         0.41     20.1%

Shares outstanding, net treasury shares, p.e.     23,447,731      23,179,092      268,639      1.2%
Book value, p.e.                                      $14.56          $13.86        $0.70      5.0%
Tangible book value, p.e.                              11.52           10.40         1.12     10.8%

Closing price at period end (2)                       $26.75          $37.63      $(10.88)   -28.9%

Price / Diluted net income EPS (last 4 qtrs)            11.6            30.8        (19.2)   -62.3%
Price / Diluted income from operations
 EPS (last 4 qtrs)                                      12.0            19.9         (7.9)   -39.7%
Price / Diluted cash income from operations
 EPS (last 4 qtrs)                                      10.9            18.4         (7.5)   -40.8%

<F2>  Closing price per share represents the historical price per share of
      Banknorth Group. Inc.


Ratios and Other Information                                  For the years ended December 31,
---------------------------------------------------------------------------------------------------
                                                        1999            1998        Change      %
                                                        ----            ----        ------      -

Return on average total assets:
  Net income                                            1.23%           0.71%        0.52%    73.2%
  Income from operations                                1.19%           1.10%        0.09%     8.2%

Return on average shareholders' equity:
  Net income                                           16.59%           8.95%        7.64%    85.4%
  Income from operations                               16.06%          13.88%        2.18%    15.7%

Stratevest total assets under management          $4,243,066      $4,136,343     $106,723      2.6%
Managed assets with discretionary powers           2,931,685       2,747,025      184,660      6.7%

Net interest income, f.t.e. basis                 $  180,907      $  165,605     $ 15,302      9.2%
Net interest margin                                     4.41%           4.34%        0.07%     1.6%

Price / Tangible book value, p.e.                      232.2%          361.8%      -129.6%   -35.8%

Total non-interest income from operations/total
 gross revenue (fte)                                   21.91%          19.83%        2.09%    10.5%

Efficiency ratio                                       57.88%          59.78%       -1.90%    -3.2%
Effective tax rate                                     30.17%          33.42%       -3.25%    -9.7%

Loans charged off, net of recoveries                  $6,835          $5,559       $1,276     23.0%
NPAs as a % of total assets, p.e.                       0.32%           0.55%       -0.23%   -41.8%
Allow. for loan losses as % of NPLs, p.e.             339.74%         212.14%      127.60%    60.1%
Allow. for loan losses as % total loans, p.e.           1.57%           1.57%        0.00%     0.0%

Shareholders' equity to total assets, p.e.              7.44%           7.30%        0.14%     1.9%
Tangible shareholders' equity to tangible
 assets, p.e.                                           5.98%           5.58%        0.40%     7.2%

Balance Sheets, Period End                                            Balances as of
---------------------------------------------------------------------------------------------------
                                                  12-31-99        12-31-98        Change        %
                                                  --------        --------        ------        -

Loans                                            $3,009,997      $2,837,106      $172,891      6.1%
Loans held for sale                                  15,098          42,996       (27,898)   -64.9%
Securities available for sale                     1,155,022       1,127,865        27,157      2.4%
Investment securities, held to maturity              15,819          20,545        (4,726)   -23.0%
Money market investments                             25,790           4,900        20,890    426.3%
                                                 -------------------------------------------------
      Total earning assets                        4,221,726       4,033,412       188,314      4.7%
Allowance for loan losses                           (47,177)        (44,537)        2,640      5.9%
Cash and due from banks                             148,057         164,826       (16,769)   -10.2%
Goodwill                                             71,117          80,224        (9,107)   -11.4%
Other assets                                        195,013         168,956        26,057     15.4%
                                                 -------------------------------------------------
      Total assets                               $4,588,736      $4,402,881      $185,855      4.2%
                                                 --------------------------------------------------

Deposits:
  Non-interest bearing                           $  510,652      $  546,192      $(35,540)    -6.5%
  Interest bearing                                3,085,092       3,093,305        (8,213)    -0.3%
      Total deposits                              3,595,744       3,639,497       (43,753)    -1.2%
Short-term borrowed funds                           513,424         281,634       231,790     82.3%
Long-term debt                                       65,490          74,325        (8,835)   -11.9%
Other liabilities                                    42,781          56,163       (13,382)   -23.8%
Guaranteed preferred beneficial interests in
 Corporation's junior subordinated debentures        30,000          30,000             0      0.0%

Shareholders' equity                                341,297         321,262        20,035      6.2%
                                                 -------------------------------------------------
      Total liabilities, guaranteed preferred
       beneficial interests and shareholders'
       equity                                    $4,588,736      $4,402,881      $185,855      4.2%
                                                 -------------------------------------------------

Average Balance Sheets                                For the three months ended December 31,
---------------------------------------------------------------------------------------------------
                                                    1999            1998          Change        %
                                                    ----            ----          ------        -

Loans                                            $2,963,522      $2,755,824      $207,698      7.5%
Loans held for sale                                  17,191          36,490       (19,299)   -52.9%
Securities available for sale                     1,152,471       1,123,294        29,177      2.6%
Investment securities, held to maturity              16,034          22,892        (6,858)   -30.0%
Money market investments                              7,668          22,376       (14,708)   -65.7%
                                                 -------------------------------------------------
      Total earning assets                        4,156,886       3,960,876       196,010      4.9%
Allowance for loan losses                           (46,888)        (43,219)        3,669      8.5%
Cash and due from banks                             146,027         120,166        25,861     21.5%
Goodwill                                             72,324          55,250        17,074     30.9%
Other assets                                        185,774         149,067        36,707     24.6%
                                                 -------------------------------------------------
      Total assets                               $4,514,123      $4,242,140      $271,983      6.4%
                                                 -------------------------------------------------

Deposits:
  Non-interest bearing                           $  535,956      $  477,977      $ 57,979     12.1%
  Interest bearing                                3,098,836       2,957,814       141,022      4.8%
      Total deposits                              3,634,792       3,435,791       199,001      5.8%
Short-term borrowed funds                           397,300         320,459        76,841     24.0%
Long-term debt                                       68,521          74,634        (6,113)    -8.2%
Other liabilities                                    44,716          43,466         1,250      2.9%
Guaranteed preferred beneficial interests in
 Corporation's junior subordinated debentures        30,000          30,000             0      0.0%
Shareholders' equity                                338,794         337,790         1,004      0.3%
                                                 -------------------------------------------------
      Total liabilities, guaranteed preferred
       beneficial interests and shareholders'
       equity                                    $4,514,123      $4,242,140      $271,983      6.4%
                                                 -------------------------------------------------

Note: All share and per share data has been restated to give retroactive effect to stock splits.

Balance Sheets, Period End                                            Balances as of
---------------------------------------------------------------------------------------------------
                                                  12-31-98        12-31-97        Change        %
                                                  --------        --------        ------        -

Loans                                            $2,837,106      $2,642,094      $195,012      7.4%
Loans held for sale                                  42,996          24,958        18,038     72.3%
Securities available for sale                     1,127,865         958,553       169,312     17.7%
Investment securities, held to maturity              20,545          58,626       (38,081)   -65.0%
Money market investments                              4,900              71         4,829   6801.4%
                                                 -------------------------------------------------
      Total earning assets                        4,033,412       3,684,302       349,110      9.5%
Allowance for loan losses                           (44,537)        (38,551)        5,986     15.5%
Cash and due from banks                             164,826         112,297        52,529     46.8%
Goodwill                                             80,224          31,119        49,105    157.8%
Other assets                                        168,956         141,794        27,162     19.2%
                                                 -------------------------------------------------
      Total assets                               $4,402,881      $3,930,961      $471,920     12.0%
                                                 -------------------------------------------------

Deposits:
  Non-interest bearing                           $  546,192      $  430,373      $115,819     26.9%
  Interest bearing                                3,093,305       2,623,261       470,044     17.9%
                                                 -------------------------------------------------
      Total deposits                              3,639,497       3,053,634       585,863     19.2%
Short-term borrowed funds                           281,634         449,935      (168,301)   -37.4%
Long-term debt                                       74,325          42,249        32,076     75.9%
Other liabilities                                    56,163          37,015        19,148     51.7%
Guaranteed preferred beneficial interests in
 Corporation's junior subordinated debentures        30,000          30,000             0      0.0%

Shareholders' equity                                321,262         318,128         3,134      1.0%
                                                 -------------------------------------------------
      Total liabilities, guaranteed preferred
       beneficial interests and shareholders'
       equity                                    $4,402,881      $3,930,961      $471,920     12.0%
                                                 -------------------------------------------------

Average Balance Sheets                                     For the years ended December 31,
---------------------------------------------------------------------------------------------------
                                                    1999            1998          Change        %
                                                    ----            ----          ------        -

Loans                                            $2,893,810      $2,684,169      $209,641      7.8%
Loans held for sale                                  26,360          35,708        (9,348)   -26.2%
Securities available for sale                     1,134,876       1,038,077        96,799      9.3%
Investment securities, held to maturity              18,124          36,016       (17,892)   -49.7%
Money market investments                             16,339          26,027        (9,688)   -37.2%
                                                 -------------------------------------------------
      Total earning assets                        4,089,509       3,819,997       269,512      7.1%
Allowance for loan losses                           (46,538)        (41,144)        5,394     13.1%
Cash and due from banks                             132,024         105,642        26,382     25.0%
Goodwill                                             75,274          35,797        39,477    110.3%
Other assets                                        171,991         142,327        29,664     20.8%
                                                 -------------------------------------------------
      Total assets                               $4,422,260      $4,062,619      $359,641      8.9%
                                                 -------------------------------------------------

Deposits:
  Non-interest bearing                           $  512,856      $  429,272      $ 83,584     19.5%
  Interest bearing                                3,083,635       2,784,701       298,934     10.7%
      Total deposits                              3,596,491       3,213,973       382,518     11.9%
Short-term borrowed funds                           348,538         390,641       (42,103)   -10.8%
Long-term debt                                       72,130          63,776         8,354     13.1%
Other liabilities                                    46,314          41,108         5,206     12.7%
Guaranteed preferred beneficial interests in
 Corporation's junior subordinated debentures        30,000          30,000             0      0.0%
Shareholders' equity                                328,787         323,121         5,666      1.8%
                                                 -------------------------------------------------
      Total liabilities, guaranteed preferred
       beneficial interests and shareholders'
       equity                                    $4,422,260      $4,062,619      $359,641      8.9%
                                                 -------------------------------------------------

Note: All share and per share data has been restated to give retroactive effect to stock splits.